UNITED STATES

               SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


  Date of Report and Earliest Event Reported:  October 22, 1998



                     TELE-COMMUNICATIONS, INC.
     -------------------------------------------------------

     (Exact name of Registrant as specified in its charters)


                        State of Delaware
          --------------------------------------------

         (State or other jurisdiction of incorporation)


           0-20421                               84-1260157
   ------------------------          ------------------------------------

   (Commission File Number)          (I.R.S. Employer Identification No.)


          5619 DTC Parkway
         Englewood, Colorado                          80111
---------------------------------------     -----------------------------

(Address of principal executive offices)            (Zip Code)


 Registrant's telephone number, including area code: (303) 267-5500







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Item 5.   Other Events
-------   ------------

          AT&T Merger Update

          The  Company  is progressing in meeting its timetable  for the approvals of its merger with AT&T Corp. and has completed all of the initial domestic regulatory filings, including for the Federal Communications Commission ("FCC"), Department of Justice ("DOJ"), 8 states and approximately 940 local franchising authorities. The Company has also filed confidentially with the Securities and Exchange Commission ("SEC") a joint preliminary proxy/prospectus. Following SEC review, the proxy will be made publicly available and sent to all AT&T and TCI shareowners. The Company still expects the AT&T merger to close in the first half of 1999.

                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: October 22, 1998



                                   TELE-COMMUNICATIONS, INC.
                                   (Registrant)



                                   By:/s/ Stephen M. Brett
                                      ---------------------------

                                      Stephen M. Brett
                                        Executive Vice President